UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 12, 2007 (September 7, 2007)

SCIELE PHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30123	58-2004779
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

Five Concourse Parkway, Suite 1800
Atlanta, Georgia  30328
(Address of principal executive offices) (Zip Code)

(770) 442-9707
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.              Other Events.

On September 7, 2007, the Board of Directors of Sciele Pharma, Inc. (the “Company”) approved an amendment to the 10b5-1 Sales Plan of Patrick Fourteau, our President and Chief Executive Officer, to adjust certain price targets for his planned sales.  Mr. Fourteau represented that at the time the amendment was proposed and approved that he possessed no material inside information regarding the Company.

Item 9.01               Financial Statements and Exhibits

99.1         Amended Schedule A to Patrick Fourteau’s 10b5-1 Sales Plan, dated September 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sciele Pharma, Inc.
(Registrant)

By:	/s/ Darrell Borne
Darrell Borne
Executive Vice President, Chief Financial Officer, Secretary and Treasurer

Date:  September 12, 2007